Schedule of Investments
August 31, 2025
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities– 103.26%
Diversified–55.83%
Energy Transfer L.P.(a)	3,373,654	$59,781,149
Enterprise Products Partners L.P.(a)	1,244,103	39,985,470
MPLX L.P.(a)	1,163,195	59,171,730
TC Energy Corp. (Canada)(a)	210,135	10,939,628
		169,877,977
Gathering & Processing –22.90%
Hess Midstream L.P.(a)	588,744	24,256,253
Western Midstream Partners L.P.(a)	1,158,879	45,439,645
		69,695,898
Natural Gas Pipeline Transportation–2.43%
Enbridge, Inc. (Canada)(a)	152,791	7,385,917
Other Energy–7.00%
Kodiak Gas Services, Inc.(a)	59,078	2,114,402
Sunoco L.P.(a)	366,903	19,189,027
		21,303,429
Petroleum Pipeline Transportation–15.10%
Genesis Energy L.P.(a)	625,358	10,624,832
Plains All American Pipeline L.P.(a)	1,520,132	27,362,376
Plains GP Holdings L.P.(a)	412,482	7,960,903
		45,948,111
Total Master Limited Partnerships & Related Entities (Cost $212,858,198)		314,211,332
Shares
Common Stocks & Other Equity Interests–41.77%
Diversified–13.36%
ONEOK, Inc.(a)	226,055	17,266,062
Shares		Value
Diversified–(continued)
Williams Cos., Inc. (The)(a)	403,962	$23,381,321
		40,647,383
Gathering & Processing –15.95%
Archrock, Inc.(a)	121,674	3,012,648
Targa Resources Corp.(a)	271,310	45,514,966
		48,527,614
Natural Gas Pipeline Transportation–2.82%
DT Midstream, Inc.(a)(b)	44,150	4,599,547
Kinetik Holdings, Inc.(a)	95,627	4,000,077
		8,599,624
Other Energy–9.64%
Cheniere Energy, Inc.(a)	70,887	17,141,894
Kinder Morgan, Inc.(a)	452,051	12,196,336
		29,338,230
Total Common Stocks & Other Equity Interests (Cost $95,348,402)		127,112,851

Money Market Funds–2.87%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(c)(d)	3,053,430	3,053,430
Invesco Treasury Portfolio, Institutional Class, 4.17%(c)(d)	5,670,656	5,670,656
Total Money Market Funds (Cost $8,724,086)		8,724,086
TOTAL INVESTMENTS IN SECURITIES—147.90% (Cost $316,930,686)		450,048,269
BORROWINGS–(38.78)%		(118,000,000)
OTHER ASSETS LESS LIABILITIES–(9.12)%		(27,750,197)
NET ASSETS–100.00%		$304,298,072
Notes to Schedule of Investments:
(a)
As of August 31, 2025, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $271,123,598 as of August 31, 2025. The loan agreement requires continuous collateral whether the loan has a balance or not.

(b)	Non-income producing security.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended August 31, 2025.

	Value November 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$36,473,856	$(33,420,426)	$-	$-	$3,053,430	$103,173
Invesco Treasury Portfolio, Institutional Class	-	67,737,161	(62,066,505)	-	-	5,670,656	190,279
Total	$-	$104,211,017	$(95,486,931)	$-	$-	$8,724,086	$293,452

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Alpha Plus Fund

Notes to Quarterly Schedule of Portfolio Holdings
August 31, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2025, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Alpha Plus Fund